                                  [DIME LOGO]



                 ACQUISITION OF KEYCORP'S LONG ISLAND FRANCHISE



                                  MAY 27, 1999

TRANSACTION SUMMARY
--------------------------------------------------------------------------------

-     28 RETAIL OFFICES ON LONG ISLAND WITH $1.3 BILLION OF DEPOSITS

      --     62% core deposits

      --     Average deposit cost of 3.27%

      --     120,000 deposit accounts

-     APPROXIMATELY $415 MILLION OF BUSINESS AND CONSUMER LOANS

      --     No MBS, 1-4 family mortgages or NPAs acquired

      --     Average loan yield of 8.03%

------------------------------------------------------------------ [DIME LOGO]

TRANSACTION TERMS
--------------------------------------------------------------------------------

-     KEYCORP IS EXITING THE LONG ISLAND MARKET

      --    Equivalent to a whole-institution acquisition

-     PURCHASE PRICE IS TAX DEDUCTIBLE

      -- Premium of approximately $210 million pre-tax or 16.25%, and $130 million after-tax or 10%

-     ANTICIPATED CLOSING IN THE THIRD QUARTER OF 1999

-     NO EQUITY TO BE ISSUED IN CONNECTION WITH THIS TRANSACTION

---------------------------------------------------------------- [DIME LOGO]

STRATEGIC RATIONALE
--------------------------------------------------------------------------------

-     ACCELERATES DIME'S TRANSITION TO A MORE "BANK-LIKE" BUSINESS MIX

      -- Business loans increase by 96% (138% with pending Citigroup auto finance acquisition)

      -- Adds commercial banking infrastructure (i.e., platform, loan officers)

      --    Adds $820 million of core deposits

      --    Improves net interest margin

-     ATTRACTIVE LOAN AND DEPOSIT MIX

      --    Loan yield of 8.03% and cost of deposits of 3.27%

      --    Purchasing performing loans only

-     UNIQUE EXPANSION OPPORTUNITY

      -- Commercial bank and thrift alternatives on Long Island are scarce and expensive

-     ATTRACTIVELY PRICED VERSUS WHOLE BANK ALTERNATIVES

      -- Deposit premium of 16.25% (10% after-tax) compares favorably to deposit premiums paid in recent Long Island whole bank deals -Roslyn/TR Financial (44%) and Astoria/LISB (36%)

      -- Average deposit premium of 29% in comparable sized whole bank deals announced since 1/1/97 nationwide

-------------------------------------------------------------------- [DIME LOGO]

--------------------------------------------------------------------------------

-     SIGNIFICANTLY IMPROVES DIME'S COMPETITIVE POSITION ON LONG ISLAND

      --    In Nassau County, move from #8 to #5 with 8.2% of total deposits

      --    In Suffolk County, move from #8 to #5 with 7.1% of total deposits

-     STRONG AVERAGE BRANCH SIZE OF $47 MILLION IN DEPOSITS

-     HIGHLY ATTRACTIVE MARKETS

      --    Long Island population over 2.7 million

      --    Highest median household income in nation

-     FINANCIALLY COMPELLING

      --    Accretive to GAAP EPS, significantly accretive to Cash EPS

      --    IRR of 18%+

      --    Deposit premium tax deductible

      --    Economies in marketing, advertising and back-office areas

      --    KeyCorp is exiting the Long Island market reducing runoff risk to
            Dime
            ------------------------------------------------------------------
                                                                     [DIME LOGO]

STRONG BRANCH FIT AND IMPROVED LONG ISLAND COMPETITIVE POSITION
--------------------------------------------------------------------------------

                         [MAP OF COMPETITIVE POSITION]


           ------------------------
               DIME - NJ
               27 branches
          $2.5 billion in deposits
          -------------------------

(*)   Source: SNL Securities; MapInfo.
      Data as of 6/98. Dollars in thousands. Reflects pending acquisitions.

                                                    MARKET
NASSAU          BRANCHES        DEPOSITS            SHARE       RANK
------          --------        --------            -----       ----
Dime               15          $2,211,841            6.7%         8
Key                10             490,394            1.5         16
                   --          ----------            ---
Pro Forma          25          $2,702,235            8.2%         5
                   ==          ==========            ===

SUFFOLK
-------
Dime                8          $1,030,935            4.4%         8
Key                18             637,657            2.7         12
                   --          ----------            ---
Pro Forma          26          $1,668,502            7.1%         5
                   ==          ==========            ===

--------------------------------------------------------------------[DIME LOGO]

PRO FORMA MARKET SHARE ANALYSIS
--------------------------------------------------------------------------------

                                     NASSAU
                                                TOTAL            MARKET
RANK      INSTITUTION          BRANCHES        DEPOSITS           SHARE
----      -----------          --------        --------           -----
  1.    Chase Manhattan           36          $3,821,279          11.6%
  2.    ABN Amro (EAB)            39           3,374,089          10.3
  3.    Astoria                   32           3,094,855           9.4
  4.    GreenPoint                21           2,932,660           8.9

        DIME PRO FORMA            25           2,702,235           8.2

  5.    Fleet                     58           2,692,282           8.2
  6.    Roslyn                    13           2,674,050           8.1
  7.    Citigroup                 20           2,229,830           6.8
  8.    DIME                      15           2,211,841           6.7
  9.    Bank of New York          48           1,634,055           5.0
 10.    HSBC Americas             23           1,612,007           4.9
 16.    KEYCORP                   10             490,394           1.5


                                SUFFOLK
                                                 TOTAL           MARKET
RANK      INSTITUTION          BRANCHES        DEPOSITS           SHARE
----      -----------          --------        --------           -----
  1.    Fleet                     39          $4,611,752          19.7%
  2.    Chase Manhattan           36           3,724,415          15.9
  3.    North Fork                49           2,449,957          10.5
  4.    Astoria                   26           1,962,640           8.4

        DIME PRO FORMA            26           1,668,592           7.1

  5.    ABN Amro (EAB)            23           1,541,751           6.6
  6.    Bank of New York          48           1,297,960           5.6
  7.    HSBC Americas             26           1,058,465           4.5
  8.    DIME                       8           1,030,935           4.4
  9.    GreenPoint                 8             805,201           3.5
 10.    Suffolk Bancorp           23             790,243           3.4
 12.    KEYCORP                   18             637,657           2.7


(*) Source: SNL Securities, 6/98. Dollars in thousands. Reflects pending acquisitions.

-------------------------------------------------------------- [DIME LOGO]

ATTRACTIVE MARKETS
-------------------------------------------------------------------------------

-     NASSAU AND SUFFOLK COUNTIES HAVE A POPULATION OF 2.7 MILLION, MORE THAN 19

      OF THE 50 STATES

-     MEDIAN HOUSEHOLD INCOME OF $63,852 (67% HIGHER THAN NATIONAL MEDIAN)

-     STRONG ECONOMY

      --     3.3% unemployment rate

      --     Driven by growth in technology and service industries

-     SIZEABLE BUSINESS BANKING MARKET

      --     5,000+ companies with annual sales of $5 million to $25 million

      --     1,000+ companies with annual sales of $25 million to $250 million

---------------------------------------------------------------- [DIME LOGO]

ATTRACTIVE LOAN AND DEPOSIT MIX
--------------------------------------------------------------------------------

At March 31, 1999

                          KEYCORP LONG ISLAND BRANCHES

                              [PIE CHART]

CONSUMER LOANS & LINES      22.9%
BUSINESS LOANS              77.1%


TOTAL LOANS (mm):          $415
WEIGHTED AVG. YIELD:       8.03%


                              [PIE CHART]

NOW & SUPER NOW             8.2%
NON-INTEREST BEARING       13.6%
RETIREMENT                  5.7%
CDs                        31.0%
SAVINGS                     7.5%
MONEY MARKET               34.0%


TOTAL DEPOSITS (mm):        $1,318
WEIGHTED AVG. COST:           3.27%

--------------------------------------------------------------------[DIME LOGO]

DIME'S Q2 ACQUISITIONS ACCELERATE TRANSITION TO MORE BANK-LIKE BUSINESS MIX
--------------------------------------------------------------------------------

Loan Composition

         [PIE CHART]                                        [PIE CHART]

           DIME (a)                                      PRO FORMA (b)



BUSINESS                    2.6%      [ARROW >]    BUSINESS                 5.6%
CONSUMER                    8.9%    SUBSTANTIALLY  CONSUMER                14.1%
COMMERCIAL REAL ESTATE     21.5%    IMPROVED MIX   COMMERCIAL REAL ESTATE  19.6%
RESIDENTIAL REAL ESTATE    67.0%                   RESIDENTIAL REAL ESTATE 60.7%
                                      [ARROW >]
TOTAL LOANS (mm):       $12,883     10% INCREASE   TOTAL LOANS (mm):    $14,228



(a) As of 3/31/99. Pro forma for recently completed Lakeview acquisition.

(b) Pro forma for Citigroup auto finance and KeyCorp branch acquisitions.

-------------------------------------------------------------------[DIME LOGO]

DIME'S Q2 ACQUISITIONS ACCELERATE TRANSITION TO MORE BANK-LIKE BUSINESS MIX
--------------------------------------------------------------------------------

Deposit Composition

       [PIE CHART]                                                         [PIE CHART]

           DIME (a)                                                        PRO FORMA (b)
DEMAND                          13.2%         [ARROW >]         DEMAND                          14.0%
SAVINGS                         17.4%       IMPROVES MIX        SAVINGS                         16.5%
TIME                            48.8%                           TIME                            47.7%
MONEY MARKET                    20.6%                           MONEY MARKET                    21.8%

                                               [ARROW >]
TOTAL DEPOSITS (mm):         $13,628         10% INCREASE       TOTAL DEPOSITS (mm):         $14,984

                                              [ARROW >]
TOTAL DEMAND DEPOSITS (mm):  $ 1,795         17% INCREASE       TOTAL DEMAND DEPOSITS (mm):   $2,094


(a) As of 3/31/99. Pro forma for recently completed Lakeview acquisition.

(b) Pro forma for Citigroup auto finance and KeyCorp branch acquisitions. ------------------------------------------------------------------ [DIME LOGO]

STRATEGIC ACQUISITIONS - SECOND QUARTER ANNOUNCEMENTS
--------------------------------------------------------------------------------
($ Millions)

                                                KEY-
                             CITIGROUP          LONG
                            AUTO FINANCE       ISLAND           COMBINED
                            ------------       ------           --------
Business Loans                 $159            $  320            $  479
Consumer Loans                  771                95               866
                               ----            ------            ------
   Total Loans                 $930            $  415            $1,345
                               ====            ======            ======

Demand Deposits                $ 18            $  281            $  299
Other Core Deposits              20               539               559
Time Deposit                     --               498               498
                               ----            ------            ------
   Total Deposits              $ 38            $1,318            $1,356
                               ====            ======            ======

----------------------------------------------------------------- [DIME LOGO]

FAVORABLE PRICING
--------------------------------------------------------------------------------

                                  [BAR GRAPH]


                                         DEPOSIT
                                        PREMIUM %
                                        ---------
Average for Metro New York
Whole Bank Acquisitions (a)              33.87%

Average for Comparable
Branch Deals (b)                         17.00%

DME/KEY - LI                             16.25%


Source:  SNL Securities.

(a) Includes whole bank retail transactions in the Metro New York market announced since 1/1/98 in excess of $50 million in value. Specific deals:
      Dime Community/Financial Bancorp; Roslyn/TR Financial and Astoria/LISB.

(b) Includes all commercial bank branch transactions where over $1 billion in deposits was transferred with loans greater than 10% of deposits acquired since 1/1/97. Specific deals: Huntington/NationsBank; Union Planters/First Chicago NBD and Sovereign/CoreStates.

---------------------------------------------------------------------[DIME LOGO]

FINANCIALLY ATTRACTIVE
-------------------------------------------------------------------------------


-     Accretive to GAAP EPS in 2000

-     5+% accretive to Cash EPS

-     Goodwill tax deductible, reducing premium to 10% after-tax

-     IRR substantially in excess of cost of capital

-     No restructuring charge

-     No equity to be issued in connection with this transaction

--------------------------------------------------------------------[DIME LOGO]

SUMMARY
--------------------------------------------------------------------------------


-     Accelerates transition to more bank-like business mix

- Significantly improves competitive position in highly attractive Long Island market

-     KeyCorp is exiting the market

-     High credit quality

-     Accretive to GAAP EPS and significantly accretive to Cash EPS

-     Inexpensive expansion opportunity versus comparable whole bank deals


------------------------------------------------------------------[DIME LOGO]

FORWARD-LOOKING INFORMATION
--------------------------------------------------------------------------------

This presentation contains certain forward-looking statements regarding Dime and Dime following the completion of the acquisitions discussed herein as well as estimates of financial condition and financial performance on a combined basis. Among other things, the statement that Dime expects the KeyCorp transaction to be accretive to earnings is forward-looking in nature and subject to uncertainty. A variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Such factors include, but are not limited to, risks and uncertainties related to the execution of the transactions, including integration activities, interest rate movements, competition from both financial and non-financial institutions, changes in applicable laws and regulations, the timing and occurrence (or non-occurrence) of transactions and events that may be subject to circumstances beyond Dime's control and general economic conditions. Dime assumes no obligation to update these forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

------------------------------------------------------------------[DIME LOGO]